Exhibit 99.1

Exela Technologies Inc.’s European business to go Public Through Merger with CF Acquisition Corp. VIII

October 10, 2022

-	Transaction values the European business at an enterprise value of $220 million
-	Transaction is expected to close in the first half of 2023
-	Exela Technologies, Inc. will indirectly own a majority of the new public company, named XBP Europe Holdings, Inc.

IRVING, Texas and NEW YORK, Oct. 10, 2022 /GLOBE NEWSWIRE/ -- XBP Europe, Inc. (“XBP Europe“), the European business of Exela Technologies Inc. (Nasdaq: XELA, XELAP) (“Exela”) and CF Acquisition Corp. VIII (Nasdaq: CFFE) ("CFFE"), a special purpose acquisition company sponsored by Cantor Fitzgerald, today announced that they have entered into a definitive merger agreement. After closing, the combined company will be called XBP Europe Holdings, Inc. and is expected to be publicly listed on Nasdaq under the symbol XBP. Until the closing of the transaction, shares will trade on Nasdaq under the symbol CFFE. XBP Europe is a pan-European integrator of bills and payments connecting buyers and suppliers, across industries and sizes, to optimize the clients’ bills and payment processes in order to advance digital transformation, improve market wide liquidity and encourage sustainable business practices.

Par Chadha, Executive Chairman of Exela, indirect parent company of XBP Europe, said, “We are pleased to announce the merger agreement with CFFE following the Letter of Intent announced in late August. We continue to execute our strategy in some very difficult market conditions and look forward to communicating additional milestones.”

Howard Lutnick, Chairman and CEO of CF Acquisition Corp. VIII, stated, “We are excited about this transaction, which will enable XBP Europe to further accelerate its mission to enhance the payments ecosystem across the European continent.”

Transaction Details

The Board of Directors of each of Exela and CFFE have approved the transaction. The transaction will require the approval of the stockholders of CFFE, and as a result is expected to close sometime in the first half of 2023. The transaction is subject to customary closing conditions, several of which are outside the control of the parties, and there can be no assurance as to whether or when a closing will occur. The transaction values XBP Europe at an initial enterprise value of $220 million. Additional information about the proposed transaction, including a copy of the merger agreement and an investor presentation, will be available in a Current Report on Form 8-K to be filed by each of CFFE and Exela with the U.S. Securities and Exchange Commission (the "SEC") and at www.sec.gov. A copy of the investor presentation will be available shortly under Presentations at http://exelatechnologies.gcs-web.com/news-and-events/presentations.

Advisors

Cantor Fitzgerald & Co. is acting as financial and capital markets advisor to CFVIII. Hughes Hubbard & Reed LLP is acting as legal advisor to CFVIII.

Willkie Farr & Gallagher LLP is acting as legal advisor to XBP Europe.

About CF Acquisition Corp. VIII

CF Acquisition Corp. VIII is a blank check company led by Chairman and Chief Executive Officer Howard W. Lutnick.

About Cantor Fitzgerald

Cantor Fitzgerald, with over 12,000 employees, is a leading global financial services group at the forefront of financial and technological innovation and has been a proven and resilient leader for 77 years. Cantor Fitzgerald & Co. is a preeminent investment bank serving more than 5,000 institutional clients around the world, recognized for its strengths in fixed income and equity capital markets, investment banking, SPAC underwriting and PIPE placements, prime brokerage, and commercial real estate on its global distribution platform. Cantor Fitzgerald & Co. is one of 24 primary dealers transacting business with the Federal Reserve Bank of New York. For more information, please visit: www.cantor.com.

About Exela Technologies and XBP Europe Holdings, Inc.

Exela is a business process automation (BPA) leader, leveraging a global footprint and proprietary technology to provide digital transformation solutions enhancing quality, productivity, and end-user experience. With decades of experience operating mission-critical processes, Exela serves a growing roster of more than 4,000 customers throughout 50 countries, including over 60% of the Fortune® 100. Utilizing foundational technologies spanning information management, workflow automation, and integrated communications, Exela’s software and services include multi-industry, departmental solution suites addressing finance and accounting, human capital management, and legal management, as well as industry-specific solutions for banking, healthcare, insurance, and the public sector. Through cloud-enabled platforms, built on a configurable stack of automation modules, and approximately 17,000 employees operating in 21 countries, Exela rapidly deploys integrated technology and operations as an end-to-end digital journey partner.

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Important Information and Where to Find It

This press release relates to a proposed transaction between XBP Europe and CFFE. This press release does not constitute an offer to sell or exchange, or the solicitation of an offer to buy or exchange, any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, sale or exchange would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. In connection with the transaction described herein, CFFE intends to file relevant materials with the United States Securities and Exchange Commission (“SEC”), including a proxy statement. A definitive proxy statement will be sent to all CFFE stockholders. CFFE will also file other documents regarding the proposed transaction with the SEC. Before making any voting or investment decision, investors and security holders of CFFE are urged to read the proxy statement and all other relevant documents filed or that will be filed with the SEC in connection with the proposed transaction as they become available because they will contain important information about the proposed transaction.

Investors and security holders will be able to obtain free copies of the registration statement, the proxy statement and all other relevant documents filed or that will be filed with the SEC by CFFE through the website maintained by the SEC at www.sec.gov.

The documents filed by CFFE with the SEC also may be obtained free of charge upon written request to CF Acquisition Corp. VIII, 110 East 59th Street, New York, NY 10022 or via email at CFVIII@cantor.com.

Participants in the Solicitation

CFFE, XBP Europe, the Parent, and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from CFFE’s stockholders in connection with the proposed transaction. A list of the names of such directors and executive officers, and information regarding their interests in the business combination and their ownership of CFFE’s securities are, or will be, contained in CFFE’s filings with the SEC. Additional information regarding the interests of those persons and other persons who may be deemed participants in the proposed transaction may be obtained by reading the proxy statement regarding the proposed transaction when it becomes available. You may obtain free copies of these documents as described in the preceding paragraph.

Non-Solicitation

This press release is not a proxy statement or solicitation of a proxy, consent or authorization with respect to any securities or in respect of the potential transaction and shall not constitute an offer to sell or a solicitation of an offer to buy the securities of CFFE, or XBP Europe, nor shall there be any sale of any such securities in any state or jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of such state or jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of the Securities Act of 1933, as amended (the “Securities Act”).

Forward-Looking Statements

This press release contains “forward-looking statements” within the meaning of Section 27A of the Securities Act and Section 21E of the Securities Exchange Act of 1934, as amended, including statements regarding the proposed transaction between CFFE and XBP Europe. Such forward-looking statements include, but are not limited to, statements regarding the closing of the transaction and CFFE’s, XBP Europe’s, or their respective management teams’ expectations, hopes, beliefs, intentions or strategies regarding the future. The words “anticipate”, “believe”, “continue”, “could”, “estimate”, “expect”, “intends”, “may”, “might”, “plan”, “possible”, “potential”, “predict”, “project”, “should”, “would” and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. Forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties. These statements are based on various assumptions, whether or not identified in this press release. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as and must not be relied on by an investor as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. Many actual events and circumstances are beyond the control of CFFE and XBP Europe. Many factors could cause actual future events to differ from the forward looking-statements in this press release, including but not limited, to (i) the risk that the transaction may not be completed in a timely manner or at all, (ii) the failure to satisfy the conditions to the consummation of the transaction, including the approval by the stockholders of CFFE and the receipt of certain governmental and regulatory approvals, (iii) the occurrence of any event, change or other circumstance that could give rise to the termination of the Merger Agreement, (iv) the outcome of any legal proceedings that may be instituted against XBP Europe and/or CFFE related to the Merger Agreement or the transactions contemplated thereby, (v) the ability to maintain the listing of CFFE stock on Nasdaq (or, if applicable, to list and maintain the listing of the combined entity on the NYSE), (vi) volatility in the price of CFFE’s securities, (vii) costs related to the transactions and the failure to realize anticipated benefits of the transactions or to realize estimated pro forma results and underlying assumptions, (viii) the effect of the announcement or pendency of the transaction on XBP Europe’s business relationships, operating results, performance and business generally, (ix) risks that the transactions disrupt current plans and operations of XBP Europe, (x) changes in the combined capital structure of XBP Europe and CFFE following the transactions, (xi) changes in the competitive industries and markets in which XBP Europe operates or plans to operate, (xii) changes in laws and regulations affecting XBP Europe’s business, (xiii) the ability to implement business plans, forecasts, and other expectations after the completion of the transactions, and identify and realize additional opportunities, (xiv) risks related to XBP Europe’s potential inability to achieve or maintain profitability and generate cash, (xv) current and future conditions in the global economy, including as a result of the impact of the COVID-19 pandemic and potential energy shortages in Europe, and their impact on XBP Europe, its business and markets in which it operates, (xvi) the ability of XBP Europe to retain existing customers, (xvii) the potential inability of XBP Europe to manage growth effectively, and (xviii) the ability to recruit, train and retain qualified personnel.

Investor and/or Media Contacts:

Vincent Kondaveeti
E: vincent.kondaveeti@exelatech.com

Mary Beth Benjamin

E: IR@exelatech.com

Karen Laureano-Rikardsen
E: Klrikardsen@cantor.com